UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2021

Rivian Automotive, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41042	47-3544981
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

14600 Myford Road

Irvine, California 92606

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (888) 748-4261

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	RIVN	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 15, 2021, Rivian Automotive, Inc. (the “Company”) filed its amended and restated certificate of incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware and its amended and restated bylaws (the “Bylaws”) became effective in connection with the closing of the initial public offering of shares of the Company’s Class A common stock. As described in the final prospectus, dated November 9, 2021 (the “Prospectus”), relating to the Registration Statement on Form S-1 (File No. 333-259992), as amended, filed with the Securities and Exchange Commission on November 12, 2021, pursuant to Rule 424(b) under the Securities Act of 1933, as amended, the Company’s board of directors and stockholders previously approved the amendment and restatement of these documents to be effective immediately prior to the closing of the Company’s initial public offering. A description of certain provisions of the Certificate of Incorporation and the Bylaws is set forth in the section titled “Description of Capital Stock” in the Prospectus.

The foregoing description of the Certificate of Incorporation and the Bylaws is qualified in its entirety by reference to (1) the Certificate of Incorporation filed as Exhibit 3.1 hereto and (2) the Bylaws filed as Exhibit 3.2 hereto, each of which is incorporated herein by reference.

Item 8.01 Other Events.

On November 15, 2021, the Company completed its initial public offering of 175,950,000 shares of its Class A common stock at a price to the public of $78.00 per share, which includes the exercise in full by the underwriters of their option to purchase from the Company an additional 22,950,000 shares of the Company’s Class A common stock. The gross proceeds to the Company from the initial public offering were $13,724,100,000 before deducting underwriting discounts and commissions and estimated offering expenses payable by the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Rivian Automotive, Inc.

3.2	Amended and Restated Bylaws of Rivian Automotive, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIVIAN AUTOMOTIVE, INC.

Date: November 15, 2021	By:	/s/ Claire McDonough
Claire McDonough
Chief Financial Officer